UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report January 13, 2000
                                        ----------------

                        (Date of earliest event reported)




                         HUGHES ELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)



STATE OF DELAWARE                      0-26035              52-1106564
(State or other jurisdiction of      (Commission         (I.R.S. Employer
incorporation or organization)        File Number)      Identification No.)






                          200 North Sepulveda Boulevard
                          El Segundo, California 90245
                                 (310) 662-9688
               (Address, including zip code, and telephone number,
        including area code, of registrants' principal executive office)

                         HUGHES ELECTRONICS CORPORATION

ITEM 5.  OTHER EVENTS

   On January 13, 2000, Hughes Electronics Corporation (Hughes) issued a press release which announced that The Boeing Company will acquire the Hughes satellite systems businesses. Hughes' press release is included as Exhibit 99.1. Hughes' third quarter 1999 financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations, which were included as items 1 and 2 to the Hughes Electronics Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, have been restated to reflect the satellite systems businesses as discontinued operations and are included as
Exhibit 99.2 to this Form 8-K.


            Exhibit 99.1 Hughes' press release dated January 13, 2000

            Exhibit 99.2 Hughes' third quarter 1999 financial statements and
                         Managements Discussion and Analysis of Financial Condition and Results of Operations

            Exhibit 27   Financial Data Schedule (for SEC information only)




                                   * * * * * *


                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HUGHES ELECTRONICS CORPORATION
                                          ------------------------------
                                                        (Registrant)


Date      February 18, 2000
          -----------------

                                          By
                                          /s/  Roxanne S. Austin
                                          ------------------------------
                                          (Roxanne S. Austin,
                                           Chief Financial Officer)